                                                                    EXHIBIT 99.2
                  CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350

         I, Raymond W. Braun, the Chief Financial Officer of Health Care REIT, Inc. (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended June 30, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           -----------------------
                                           Raymond W. Braun
                                           Chief Financial Officer
                                           Dated: April 14, 2002




                                      -18-